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                                                                    EXHIBIT 10.7


         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER THE WARRANTS NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CAN BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE EXCEPT IN STRICT ACCORDANCE WITH THE PROVISIONS OF THIS CERTIFICATE.

__________, _____                                                ______ Warrants

                       NORWOOD PROMOTIONAL PRODUCTS, INC.

                              WARRANT CERTIFICATE

         This warrant certificate ("Warrant Certificate") certifies that for value received, [Name of Director], or registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder hereof to purchase, prior to the Expiration Date (as hereinafter defined) and upon the terms and subject to the conditions hereinafter set forth, one fully paid and non-assessable share of Common Stock, no par value ("Common Stock"), of Norwood Promotional Products, Inc., a Texas corporation (the "Company"), at a purchase price of $[closing price on date of grant] per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check, subject to adjustment as hereinafter provided.

         1.      Warrant: Purchase Price

                 Each Warrant shall entitle the Holder to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $[closing price on date of grant] per share of Common Stock, subject to adjustment as provided below (the "Purchase Price"). The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in part 6.

         2.      Exercise: Expiration Date

         2.1 The Warrants vest and become exercisable, at the option of the Holder, at any time and from time to time on and after the date hereof and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than